NUMBER

PCF

SHARES

PATRIOT CAPITAL FUNDING, INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

CUSIP 70335Y 10 4

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PER SHARE, OF

PATRIOT CAPITAL FUNDING, INC.

CERTIFICATE OF STOCK

transferable only on the books of the Corporation, in person or by duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PATRIOT CAPITAL FUNDING INC.
SEAL
DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY [illegible]

PATRIOT CAPITAL FUNDING, INC.

     A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation and by any certificate of designation, the number of shares constituting each class and series, and designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	______________________________	Custodian	______________________________
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors Act		______________________________
		survivorship and not as tenants				(State)
		in common	UNIF TRF MIN ACT-	______________________________	Custodian (until age _______________)
(Cust)
______________________________ under Uniform Transfers
(Minor)
to Minors Act ________________________
(State)

Additional abbreviations may also be used though not in the above list.

     For value received,____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.